UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PATHFINDER BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 23, 2025

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York 13126 at 10:00 a.m., Eastern Time, on June 5, 2025.

The Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting, we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of four directors, and the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominated directors and “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025.

This year, in accordance with the U.S. Securities and Exchange Commission’s “Notice and Access” rules, we have elected to provide access to our proxy materials via the Internet instead of mailing printed copies. On or about April 23, 2025, we are mailing a Notice of Internet Availability of Proxy Materials to our shareholders. This notice contains instructions on where shareholders can access the proxy statement for our Annual Meeting and the 2024 Annual Report online, as well as instructions on how to vote their shares. The notice also contains instructions on how to request a paper copy of proxy materials, including a proxy or voting instruction card.

On behalf of the Board of Directors, we urge you to vote as soon as possible via the Internet, by telephone, or, if you request to receive printed proxy materials, by mailing a proxy or voting instruction card enclosed with those materials. Submitting your vote in advance will not prevent you from participating and voting at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

James A. Dowd

President and Chief Executive Officer

Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
(315) 343-0057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – June 5, 2025

Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc. will be held at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York 13126 at 10:00 a.m., Eastern Time, on June 5, 2025.

The Annual Meeting is for the purpose of considering and acting upon:

1.
The election of four directors;
2.
The ratification of the appointment of Bonadio & Co., LLP, as our independent registered public accounting firm for the year ending December 31, 2025 and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 11, 2025 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

Each shareholder, whether he or she plans to attend the Annual Meeting, is requested to vote as directed on the mailed Notice Regarding Internet Availability of Proxy Materials. Any proxy given by the shareholder may be revoked at any time before it is exercised. A proxy may be revoked by filing a written revocation or a duly executed proxy bearing a later date with our corporate secretary. Any shareholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

In accordance with the Securities and Exchange Commission rules and regulations, the Company has moved to the "Notice and Access" delivery method, which allows the Company to furnish proxy materials (Proxy Statement, Proxy Card, Form 10-K, and Annual Report) electronically via the Internet. Each shareholder will receive in the mail a Notice of Internet Availability of Proxy Materials, rather than a full set of paper materials. The notice contains instructions on how to access the proxy materials on the Internet and vote your shares. The notice also contains instructions on obtaining a paper copy of the proxy materials, if desired.

The Proxy Statement, Annual Report to Shareholders, Form 10-K, and Proxy Card are available on the Internet at www.investorvote.com/PBHC. Please have your 15-digit control number in hand when accessing this website. Your shareholder control number can be found on the Notice of Internet Availability of Proxy Materials. If you need directions to attend the Annual Meeting and vote in person, please call us at 315-207-8017.

By Order of the Board of Directors

April 23, 2025	William O’Brien, Secretary

Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
(315) 343-0057

I.
INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING
A.
DATE, TIME AND PLACE

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (the “Company”) to be used at our Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at the Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York, 13126 on June 5, 2025 at 10:00 a.m. Eastern Time, and all adjournments of the Annual Meeting. The Notice of Annual Meeting and this proxy statement and proxy materials are first being made available to shareholders on or about April 23, 2025.

B.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our voting common stock, par value $0.01 per share, as of the close of business on April 11, 2025 (the "Record Date"), are entitled to one vote for each share they own. As of the Record Date, we had 4,761,182 shares of voting common stock outstanding. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of voting common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account for non-discretionary voting items such as the election of directors, such shares will be considered “Broker non-votes.” Broker non-votes and proxies marked “abstain” will be counted for purposes of determining that a quorum is present, but will not be considered as votes cast as to the matters to be considered.

As to the election of directors, shareholders may cast their votes “For” or “Withhold.” As to the ratification of our independent registered public-accounting firm, shareholders may cast their votes “For,” “Against” or “Abstain".

Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for the approval of the ratification of Bonadio & Co., LLP as our independent registered public accounting firm (the “Auditors”) for the year ending December 31, 2025.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our voting common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit unless approved by our Board of Directors. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit. However, pursuant to our Articles of Incorporation, our employee stock ownership plan will not be deemed to beneficially own any stock in excess of the Limit held under such plan. Castle Creek Capital Partners VII, L.P. has been approved by the Board of Directors to vote shares held in excess of the Limit.

If you participate in the Pathfinder Bank (“Pathfinder Bank” or the “Bank”) Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card so that you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of voting common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pathfinder Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares which it has received timely voting instructions. The deadline for returning your ESOP voting instructions is May 28, 2025.

C.
PROXY SOLICITATION COSTS

The Company will pay all costs relating to the solicitation of proxies. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of the Company’s stock.

D.
REVOCATION OF PROXIES

Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted in favor of all proposals. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the Annual Meeting. We know of no additional matters that will be presented for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

E.
CONDUCT OF MEETING

In accordance with our bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the Annual Meeting. The Chair of the Board has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders who have questions, and the right to determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the agenda of the matters to be considered at the Annual Meeting.

F.
ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING

The Company does not have a policy regarding the attendance of Board members at the Annual Meeting, although all are encouraged to attend. Eight directors attended the 2024 Annual Meeting.

G.
OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under Maryland Law and the Securities Exchange Act of 1934.

H.
SMALLER REPORTING COMPANY

The Company has elected to prepare this Proxy Statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the Securities and Exchange Commission.

II.
OUR GOVERNANCE AND BENEFICIAL OWNERSHIP

A.
LEADERSHIP STRUCTURE AND RISK OVERSIGHT ROLE OF THE BOARD OF DIRECTORS

Our Board has a separate person serve as Chief Executive Officer (“CEO”) and Chair of the Board and has functioned in that manner since the year 2000. Mr. Barclay, our Chair, is an independent director as defined by NASDAQ’s listing requirements. The Company has spent significant time evaluating its leadership structure and has determined that, under the present circumstances, separating the Chair and CEO positions is appropriate. We believe this separation allows our Board to concentrate on policy and strategy and our CEO the time to concentrate on executing such strategy. Additionally, we believe this structure is most appropriate given the Board’s role in monitoring the Company’s execution of its business plan and the risk elements associated with such execution.

The primary risks facing the Bank, as the operating subsidiary of the Company, are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for credit losses, cyber security risks, competitive risks and regulatory risks. While the full Board is actively engaged in monitoring all of the noted risks, we have further assigned specific responsibilities to Board Committees for detailed review. The Asset/Liability Committee, with the assistance of professional consultants, monitors interest rate risk, investment risk and liquidity risk. The Directors' Loan Committee, with the assistance of a professional loan review consultant, monitors the credit risks and risks associated with allowance for credit losses. The Technology Steering Committee, with the assistance of professional experts, monitors and responds to cyber risks. In addition, we purchase internet liability and other insurance to protect us against cyber security risks. The Audit/Compliance Committee monitors regulatory risks. Every member of our Board engages in continuing education in an effort to monitor Enterprise Risk Management issues so that they can effectively engage in their oversight role.

B.
INDEPENDENCE AND DIVERSITY OF DIRECTORS

Our common stock is listed on the NASDAQ Capital Market. The Board of Directors has determined that all of its directors, with the exception of Mr. Dowd and Mr. Funiciello, are “independent” pursuant to NASDAQ’s listing requirements. Our independent directors hold executive sessions no less than twice a year.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in our review of candidates. The Nominating Committee hopes to continue to diversify our Board membership. As considered by our Board, diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

C.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups who beneficially own in excess of 5% of the Company's voting common stock are required to file Schedule 13G or Schedule 13D reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the date of the most recent reports, the shares of voting common stock beneficially owned by each person or entity that was the beneficial owner of more than 5% of our outstanding shares of voting common stock.

The following table represents the ownership of our Schedule 13D and 13G filers as of the Record Date:

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares of Voting Common Stock Outstanding
Castle Creek Capital Partners VII, LP (1)	468,492	9.9%
Castle Creek Capital VII LLC
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067

Pathfinder Bank Employee Stock Ownership Plan Trust (2)	344,643	7.2%
c/o Pentegra Services, Inc.
2 Enterprise Drive, Suite 408
Shelton, CT 06484

Alliance Bernstein, LP (3)	288,511	6.1%
501 Commerce Street
Nashville, TN 37203

Minerva Advisors, LLC (4)	256,599	5.4%
Minerva Group, LP
Minerva GP, LP
Minerva GP, Inc.
David P. Cohen
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

(1)
Based on information reported on a Schedule 13D/A filed with the Securities and Exchange Commission on June 30, 2023, Castle Creek Capital Partners VII, LP and Castle Creek Capital VII, LLC reported shared voting power for 468,492 shares of our voting common stock and shared dispositive power over 468,492 shares of our voting common stock. This calculation is based on 4,732,249 shares of voting common stock of the Company outstanding, which was calculated based on (i) 4,673,665 shares of voting common stock of the Company outstanding as of May 12, 2023, as reported by the Company in its Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, and increased by (ii) 58,584 shares of voting common stock underlying 58,584 shares of the Company’s Class A non-voting common stock, par value $0.01 per share (“Non-Voting Common Stock”) (which is the maximum number of shares of Non-Voting Common Stock that Fund VII would be permitted to convert into voting common stock based upon the limitations in the Pathfinder SPA and the Articles Supplementary for Class A Non-Voting Common Stock, filed with the Maryland State Department of Assessments and Taxation on June 9, 2021 (the “Non-Voting Articles Supplementary”)). This calculation excludes 1,321,699 shares of Non-Voting Common Stock and the Warrant to purchase 125,000 shares of voting common stock. Since Fund VII does not presently, and will not within the next 60 days, have the right to acquire voting common stock in respect of such excluded Non-Voting Common Stock and the Warrant, those underlying shares are not included in the amount reported herein. Notwithstanding their ability to convert Non-Voting Common Stock shares to voting common stock shares, Fund VII currently owns 409,908 shares, or 8.6%, of our voting common stock.

(2)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2025, Pentegra Trust Company, the trustee for the Pathfinder Bank Employee Stock Ownership Plan, reported shared voting power for 344,643 shares of our voting common stock, sole dispositive power over 331,405 shares of our voting common stock and shared dispositive power over 13,238 shares of our voting common stock.

(3)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2025, Alliance Bernstein, LP reported sole dispositive and voting power with respect to 288,511 shares of our voting common stock.

(4)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024, Minerva Advisors, LLC, Minerva Group, LP, Minerva GP, LP, Minerva GP, Inc. and David P. Cohen reported sole dispositive and voting power with respect to 207,900 shares of our voting common stock and Minerva Advisors, LLC and David P. Cohen reported shared dispositive and voting power with respect to 48,699 shares of our voting common stock.

The following table sets forth as of the Record Date, the shares of voting common stock beneficially owned by director nominees, directors, executive officers, directors and executives as a group and other management for whom we file Section 16 reports. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership (1)	Number of Unexercised Stock Options which are included in Beneficial Ownership (2)	Percentage of Shares of Voting Common Stock Outstanding
Director Nominees, Directors, Named Executive Officers and Executive Officers (3)
Eric Allyn (4)	41,211	-	0.9
David A. Ayoub (5)	40,208	8,787	0.8
William A. Barclay (6)	90,750	4,500	1.9
Meghan Crawford-Hamlin (7)	1,000	-	0.0
John P. Funiciello (8)	45,537	-	1.0
Adam C. Gagas (9)	201,052	14,523	4.2
Melanie Littlejohn (10)	12,302	8,787	0.3
Tony Scavuzzo (11)	-	-	0.0
John F. Sharkey, III (12)	51,538	-	1.1
Lloyd "Buddy" Stemple (13)	71,570	-	1.5
Justin K. Bigham	-	-	0.0
Robert G. Butkowski (14)	34,064	4,136	0.7
James A. Dowd (15)	75,753	15,816	1.6
Joseph P. McManus (16)	5,019	-	0.1
William D. O'Brien (17)	34,409	18,055	0.7
Joseph F. Serbun	-	-	0.0
Ronald G. Tascarella (18)	28,872	6,609	0.6
All Directors and Executive Officers as a Group (17 persons)	733,285	81,213	15.4
Section 16 Filers
Regina Bass	711	-	0.0

(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of voting common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. This table includes all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power. ESOP shares allocated to the officers are also included within their respective totals.
(2)
These options are exercisable within 60 days of the Record Date. They cannot be voted until exercised.
(3)
The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(4)
Mr. Allyn's shares include 35,087 shares held by Foundation and LLC and 6,124 shares held by Allyn Family Capital Fund, LLC.
(5)
Mr. Ayoub’s shares include 17,763 shares in a 401(k) plan and 1,647 shares in an IRA.
(6)
Mr. Barclay has sole voting and investment power over 24,274 shares and shared investment and voting power over 61,976 shares.
(7)
Ms. Crawford-Hamlin has sole voting and investment power over 1,000 shares.
(8)
Mr. Funiciello’s shares include 5,000 shares in an IRA.
(9)
Mr. Gagas’s shares include 15,800 shares in an IRA. He has sole voting and investment power over 36,865 shares and shared investment and voting power over 149,664 shares.
(10)
Ms. Littlejohn has sole voting and investment power over 3,515 shares.
(11)
Mr. Scavuzzo is a managing principal of Castle Creek Capital Partners Fund VII, LP ("Fund VII") and disclaims any beneficial ownership of the (i) 468,492 shares of the issuer's voting common stock, (ii) 1,321,699 shares of Non-Voting

Common Stock and (iii) warrants to purchase 125,000 shares of voting common stock held by Fund VII, in each case, except to the extent of his pecuniary interest therein.
(12)
Mr. Sharkey’s shares include 20,000 shares in an IRA.
(13)
Mr. Stemple has sole voting and investment power over 69,070 shares and shared investment and voting power over 2,500 shares.
(14)
Mr. Butkowski's shares include 14,291 shares in Pathfinder Bank's 401(k) plan, 6,500 shares in an IRA and 6,337 shares in Pathfinder Bank's ESOP.
(15)
Mr. Dowd’s shares include 18,052 shares in Pathfinder Bank’s 401(k) plan and 21,181 shares in Pathfinder Bank’s ESOP.
(16)
Mr. McManus's shares include 5,019 shares in Pathfinder Bank's ESOP plan.
(17)
Mr. O’Brien’s shares include 3,255 shares in Pathfinder Bank’s 401(k) plan and 9,234 shares in Pathfinder Bank’s ESOP.
(18)
Mr. Tascarella’s shares include 15,352 shares in Pathfinder Bank’s 401(k) plan and 4,384 shares in Pathfinder Bank’s ESOP.

D.
DELINQUENT SECTION 16(a) REPORTS

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our executive officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. A Form 4 was filed late for Director, David Ayoub reporting transactions, and Form 3s were filed late for Senior Vice Presidents, Joseph McManus and Joseph Serbun.

E.
TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. This prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. Regulations permit executive officers and directors to receive the same loan terms through programs that are widely available to other employees, as long as the executive officer or director is not given preferential treatment compared to the other participating employees. The Bank currently has loans to each of the following officers and/or directors or their immediate families: Eric Allyn, Chris Burritt, Robert Butkowski, Meghan Crawford-Hamlin, James Dowd, John Funiciello, Joseph McManus, William O’Brien, John Sharkey III, and Ronald G. Tascarella.

After one year of service at the Bank, full-time employees and directors are entitled to receive a primary residence mortgage loan at an interest rate of 0.25% below market, consistent with applicable laws and regulations. Until 2021, the rate was at 0.50% below market.

The chart below lists the executive officers and directors who participated in the employee mortgage loan program during the years ended December 31, 2024 and 2023 and certain information with respect to their loans. No other directors or executive officers participated in the employee mortgage loan program during the years ended December 31, 2024 and 2023.

	Largest Aggregate		Non-	Principal	Principal Paid	Interest Paid
	Balance 01/01/23	Interest	Employee	Balance	Balance 01/01/23	Balance 01/01/23
	to 12/31/24	Rate	Interest Rate	12/31/2024	to 12/31/24	to 12/31/24
Name	$	%	%	$	$	$
James Dowd	188,934	2.125	2.375	149,314	39,620	7,228
Robert Butkowski, Jr.	45,957	2.250	2.500	18,947	27,011	1,480
William O'Brien	79,695	2.500	3.000	46,004	33,691	3,185
Joseph McManus	176,860	3.250	3.500	166,801	10,059	11,186

Other than the loans noted in the above table, all other loans made to directors or executive officers:

•
were made in the ordinary course of business;
•
were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and
•
did not involve more than normal risk of collectability or present other unfavorable features.

All transactions between us and our executive officers, directors, holders of 10% or more of the shares of the Company’s common stock and affiliates thereof, must be approved by a majority of our independent outside directors not having any interest in the transaction, pursuant to our Code of Ethics.

In January of 2021, the Bank entered into a lease agreement with 506 West Onondaga Associates, LLC (the "LLC") to lease an entire building and an adjacent property located in Syracuse, New York. Director John P. Funiciello is a member of the LLC. In November 2022, the Bank opened the building as a full-service branch banking facility. The term of this lease shall be for a period of thirty-two years and sixty days and commenced on February 1, 2021. The Bank paid the landlord, as total rent for the first twelve months of the lease, the annual sum of $201,000. After the first anniversary of the lease, and for every 12 month period following until the end of the lease term, the Bank will pay the landlord, as total rent, the annual sum of $262,000.

In 2024, the Bank contracted JF Real Estate, a company owned by Director Funiciello, as a broker for services relating to subleasing retail space at our branch, located at 6611 Manlius Center Road, East Syracuse. Upon successfully securing a tenant and both parties signing a sublease agreement, the Bank paid a commission of $127,104 to JF Real Estate in March 2025.

F.
INSIDER TRADING POLICY

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees as well as by the Company itself that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NASDAQ exchange listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

G.
ANTI-HEDGING AND PLEDGING POLICY

The Company’s anti-hedging and anti-pledging provisions are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. In addition, directors and named executive officers are prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account.

H.
CODE OF ETHICS

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available within the "Governance Overview" section of the Company's website at https://ir.pathfinderbank.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on our website.

I.
SHAREHOLDER COMMUNICATIONS

The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•
Forward the communication to the director or directors to whom it is addressed;
•
Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or
•
Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

III.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2024, the Board of Directors held twelve regular meetings and one special meeting. During the year ended December 31, 2024, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. Much of our work is performed in Committees which is then reported to the full Board. The following table describes the members of each committee during 2024.

Director	Asset/Liability Committee (ALCO) Member	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member	Directors' Loan Review Committee Member

Eric Allyn		X	X	X	X
David A. Ayoub	X	Chair	X		X
William A. Barclay	X		X	Chair	X
Chris R. Burritt (1)	X	X	X	X	Chair
Meghan Crawford-Hamlin	X	X			X
James A. Dowd	X				X
John P. Funiciello	X				X
Adam C. Gagas	X		Chair	X	X
Melanie Littlejohn		X		X	X
Tony Scavuzzo	X		X
John F. Sharkey, III		X			X
Lloyd "Buddy" Stemple	Chair		X	X	X

(1)
Mr. Burritt retired from the Board of Pathfinder Bancorp, Inc. on June 6, 2024. On that date, he retired from the Audit, Nominating & Corporate Governance, and Compensation Committees. Mr. Burritt continued to serve as a Director on the Board of Pathfinder Bank until December 31, 2024, at which time he retired from the Directors' Loan Review and Asset/Liability Committees.

A.
NOMINATING/GOVERNANCE COMMITTEE

The Nominating/Governance Committee met four times in the year ended December 31, 2024 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2024, the Nominating/Governance Committee was comprised of Directors Barclay, Allyn, Gagas, Littlejohn, and Stemple, each of whom are “independent” pursuant to the NASDAQ listing requirements. The Nominating/Governance Committee has a charter which is available within the "Governance Overview" section of the Company's website at https://ir.pathfinderbank.com.

Among other things, the functions of the Nominating/Governance Committee include the following:

•
to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;
•
to review and monitor compliance with the requirements for board independence; and
•
to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•
has personal and professional ethics and integrity and whose values are compatible with ours;
•
has had experiences and achievements that have provided the ability to exercise and develop good business judgment;
•
is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•
is familiar with the communities in which we operate and/or is actively engaged in community activities;
•
is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders;
•
has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency; and
•
has had a principal residence for two years on a continuous basis within the following counties in New York – Oswego, Jefferson, Lewis, Oneida, Onondaga or Cayuga. Our Bylaws provide that this provision may be overridden by two-thirds vote of the Board of Directors.

The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert. Diversifying our board membership is also an important consideration.

The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the Company. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for candidates for the 2026 annual meeting must be received by the Nominating/Governance Committee by June 30, 2025.

Shareholders may submit the names of candidates to be considered in writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

•
the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);
•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);
•
a statement of the candidate’s business and educational experience;
•
such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•
a statement detailing any relationship between us and the candidate;
•
a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•
detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•
a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from any shareholder.

B.
COMPENSATION COMMITTEE

The Compensation Committee meets periodically to review the performance of officers and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ended December 31, 2024, the members of the Compensation Committee were Directors Gagas, Allyn, Ayoub, Barclay, Scavuzzo and Stemple. All of these directors are “independent” pursuant to NASDAQ listing requirements. The Compensation Committee met six times during the year ended December 31, 2024. The Compensation Committee has a charter which is available within the "Governance Overview" section of the Company's website at https://ir.pathfinderbank.com.

Any shareholder who wishes to communicate directly with a member of the compensation committee should do so by e-mail to compcommittee@pathfinderbank.com.

C.
AUDIT COMMITTEE

In 2024, the Audit Committee consisted of Directors Ayoub, Allyn, Crawford, Littlejohn and Sharkey. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the independent registered public accounting firm to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. The Audit Committee met six times in 2024. Each member of the Audit Committee is “independent” as defined in the listing standards of NASDAQ and SEC Rule 10A(m)-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available within the "Governance Overview" section of the Company's website at https://ir.pathfinderbank.com. The Audit Committee maintains an understanding of our key areas of risk and assesses the steps management takes to minimize and manage such risks and:

•
selects and evaluates the qualifications and performance of the Auditors;
•
ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment;
•
oversees the adequacy of the systems of internal control;
•
reviews the nature and extent of any significant changes in accounting principles; and
•
oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available within the "Governance Overview" section of the Company's website at https://ir.pathfinderbank.com.

The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

The Board of Directors has determined that Mr. Ayoub qualifies as an Audit Committee financial expert serving on the committee. Mr. Ayoub meets the criteria established by the Securities and Exchange Commission.

D.
ASSET/LIABILITY COMMITTEE (ALCO)

Pathfinder Bank, the operating subsidiary of the Company has an Asset/Liability Committee. The purpose of the committee is to oversee the asset/liability, interest rate risk, liquidity, capital adequacy, funds management and investment functions of the Bank. Members in 2024 consisted of Directors Stemple, Ayoub, Barclay, Crawford, Dowd, Funiciello, Gagas, and Scavuzzo. The committee met four times in 2024, each time with the assistance of a professional consultant in ALCO matters.

E.
DIRECTORS' LOAN COMMITTEE

Pathfinder Bank’s most significant asset is its loan portfolio. The loan portfolio produces most of the Bank’s revenue but also exposes the Bank to credit and interest rate risk. The Director's Loan Committee is primarily responsible for monitoring this asset. All of the board of directors are members of the committee. The committee meets generally every other week to respond to customer demands.

F.
OTHER COMMITTEES

Pathfinder Bank and the Company have a number of other standing and adhoc committees such as Strategic Advisory, Facilities, Digital Strategy and Technology Steering, etc. Board members are encouraged to, and do, attend various committee meetings even if they are not official members in order to get a broader understanding of Bank operations and to give Bank management the benefit of their experience.

IV.
COMPENSATION DISCLOSURES

A.
EXECUTIVE COMPENSATION

As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis (“CD&A”) under Item 402(b) of Regulation S-K. Nevertheless, we do want our shareholders to understand our compensation policies and procedures so we incorporate many, but not all, of the required disclosures of a full CD&A.

Our Compensation Philosophy. The Company’s ability to attract and retain talented employees and executives with skills and experience is essential to providing value to its shareholders. The Company seeks to provide fair and competitive compensation to its employees (including the Named Executive Officers described below) by providing the type and amount of compensation consistent with our peers. We also seek to drive performance through short-term incentive compensation and to align our executives’ interest with shareholders with appropriate equity awards.

Compensation Best Practices. Our compensation program is designed to retain and reward our Named Executive Officers by aligning their compensation with short-term and long-term performance. Toward that end, we use the following compensation best practices:

Our cash-based bonus payments are tied to both financial and non-financial performance measures and are subject to a “clawback” policy, providing for the partial or total return of the cash bonus in the event of a restatement of our financial statements which makes the performance measures no longer valid;

•
No tax “gross ups” are included in any change of control agreements;
•
Our perquisites and personal benefits are limited to those that support a documented business purpose;
•
Our change in control provisions in the Company’s agreements with its Named Executive Officers provide for payment only upon termination of employment or job diminishment in connection with a change in control (also called “double trigger” event);
•
We use appropriate peer groups when establishing compensation; and
•
We balance short- and long-term incentives.

Compensation Program Elements. The Compensation Committee, with the assistance of our consultants, when engaged, has incorporated the following elements into the corporate program to meet the documented corporate philosophy:

•
Cash based salary and employment benefits that are competitive with our peers;
•
Cash based bonus, directly linking pay to both Company and individual performance;
•
An equity plan designed to align the executives’ interest with the Company’s shareholders in achieving long-term performance;
•
A qualified 401(k) plan allowing executives to defer “pre-tax” earnings toward retirement;
•
A defined contribution supplemental executive retirement plan (“SERP”) rewarding long-term service to the Company for certain members of senior management;
•
An executive non-qualified deferred compensation plan allowing executives to defer income for retirement purposes;
•
Insurance programs designed to replace income in the event of sickness, accident or death; and
•
Limited perquisites based on demonstrated business purpose.

Role of the Compensation Committee and Consultants. The Compensation Committee annually reviews the performance of the CEO and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded. In determining the compensation of an officer, the Compensation Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions performing similar duties. The CEO recommends to the Compensation Committee, compensation arrangements for the Executive Vice Presidents and Senior Vice Presidents. He does not recommend compensation arrangements for himself or Board members.

While the Compensation Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the CEO, Executive Vice Presidents and Senior Vice Presidents, and while they weigh a variety of different factors in their deliberations, both company-wide and individually-based performance objectives are used in determining the compensation of the CEO, Executive Vice Presidents and Senior Vice Presidents. Company-wide performance objectives emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on equity which are customarily used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives include non-quantitative factors considered by the Compensation Committee and the Board of Directors such as general management oversight of the Company, the quality of communication with the Board of Directors, the productivity of employees and execution of the Bank’s Strategic Plan. Finally, the Compensation Committee and the Board of Directors consider the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments.

Generally, the Company retains a compensation consultant triennially coincident with our “Say-on-Pay” vote. Accordingly, in late 2023, the Compensation Committee retained the services of Blanchard Consulting Group, (“Blanchard”) as its independent compensation advisor. Blanchard's report benchmarked senior executive pay, including our Named Executive Officers, against the same pay of the same officers of our peers in the following areas: base salary; annual short-term incentives and long-term incentive compensation. Survey data was also available to supplement the public disclosures of our peers. Since we will have our next “Say-on-Pay” vote in 2027, a compensation consultant will be retained in 2026.

B.
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table. The following table shows the compensation of James A. Dowd, our President and Chief Executive Officer, and our two other most highly compensated executive officers (“Named Executive Officers”) that received total compensation of $100,000 or more during the past fiscal year for services to Pathfinder Bancorp, Inc. or any of its subsidiaries.

Summary Compensation Table
Name and Principal			Bonus	Stock Options	Stock Awards	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	Salary	($) (2)	($)	($)	($) (3)	($) (4)	($)
James A. Dowd	2024	405,000	90,885	-	-	4,024	115,160	615,069
President and Chief	2023	375,000	84,008	-	-	6,830	96,217	562,054
Executive Officer
Robert G. Butkowski (1)	2024	229,000	43,510	-	-	-	24,780	297,290
Senior Vice President								-
Chief Operating Officer
William D. O'Brien (1)	2024	210,000	39,900	-	-	-	25,124	275,024
Senior Vice President
Chief Risk Officer and Corporate Secretary

(1)
Messrs. Butkowski and O'Brien were Named Executive Officers for the first time in 2024 and, pursuant to SEC rules, compensation for prior years is not required to be reported for these individuals.
(2)
2024 performance-based bonus awards were paid during March 2025.
(3)
The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by a Named Executive Officer.
(4)
The amounts listed in the “All Other Compensation” column for each Named Executive Officer for the year ended December 31, 2024 are shown in the following table:

Named Executive	Year	Employee Savings Plan Company Contribution ($)	Automobile Expense Reimbursement ($)	Club Dues ($)	Life Insurance Premium ($)	ESOP Allocation (1) ($)	Supplemental Executive Retirement Plan ($)	Total ($)
James A. Dowd	2024	33,778	25,812	7,282	1,007	10,274	37,006	115,160
Robert G. Butkowski	2024	16,206	-	-	488	8,087	-	24,780
William D. O'Brien	2024	16,854	-	-	914	7,357	-	25,124

(1)
The ESOP value is calculated based on the Company’s stock price of $17.50 per share as of December 31, 2024.

Employment Agreement. Pathfinder Bank entered into an employment agreement (the “Employment Agreement”), dated as of September 4, 2024, with James A. Dowd. The Employment Agreement has an initial term of three years. Commencing on the first anniversary of the date of the Employment Agreement and continuing each anniversary thereafter, the Employment Agreement will extend for an additional year, so that the remaining term will be three years, unless the Bank or Mr. Dowd provides written notice not to extend the term to the other party to the Employment Agreement at least thirty (30) days prior to a renewal date. The Employment Agreement replaced and superseded the change in control agreement, dated as of December 31, 2018, between the Bank and Mr. Dowd.

The Employment Agreement provides that Mr. Dowd’s base salary will initially be $415,000. In addition to his base salary, Mr. Dowd is entitled to participate in any bonus and incentive programs and benefit plans available to senior management employees. In addition, Mr. Dowd will be provided with an automobile and compensation to maintain memberships at certain social clubs.

In the event Mr. Dowd voluntarily terminates employment without “good reason” (as defined in the Employment Agreement), he will be entitled to receive the sum of his (i) unpaid base salary, (ii) unpaid expense reimbursements, (iii) unused accrued paid time off, (iv) earned but unpaid incentive compensation and (v) any vested benefits the executive may have under any Bank employee benefit plan (collectively, the “Accrued Obligations”).

In the event Mr. Dowd’s employment involuntary terminates for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” in either event other than in connection with a “change in control” (as defined in the Employment Agreement), he will receive the Accrued Obligations plus a severance payment, paid in a lump sum, equal to the base salary and bonus (based on the highest bonus earned during the three most recently completed fiscal years prior to his date of termination) that he would have received during the remaining term of the Employment Agreement. In addition, if Mr. Dowd elects Consolidated Omnibus Budget Reconciliation Act (“COBRA”) coverage, the Bank will reimburse his monthly COBRA premium payments for up to eighteen (18) months.

In the event Mr. Dowd’s employment involuntary terminates for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” in either event within twenty-four (24) months following a change in control, he will receive the Accrued Obligations plus a severance payment, paid in a single lump sum, equal to three times the sum of (i) his base salary in effect as of the date of termination or, if higher, immediately before the change in control, and (ii) highest annual cash bonus earned for any of the three most recently completed prior calendar years. If Mr. Dowd elects COBRA coverage, he will be reimbursed for his monthly COBRA premium payments for up to eighteen (18) months. In addition, upon a change in control, all outstanding stock options and shares of restricted stock will fully vest and Mr. Dowd will become fully vested in any nonqualified deferred compensation plan of the Bank or the Company.

Should Mr. Dowd become disabled during the term of the Employment Agreement, he will be entitled to the Accrued Obligations. If he dies while employed by the Bank, his beneficiaries will receive the Accrued Obligations.

Upon termination of Mr. Dowd’s employment (other than following a change in control), Mr. Dowd will be subject to certain restrictions on his ability to compete or to solicit business or employees of the Bank and the Company for a period of one year. The Employment Agreement also includes provisions protecting the Company’s and the Bank’s confidential business information.

Defined Contribution Supplemental Retirement Income Agreements. The Bank maintains a Supplemental Executive Retirement Plan (the “SERP”), effective January 1, 2014. The SERP benefits certain key senior executives of the Bank who are selected by the Board to participate. The SERP is intended to provide a benefit from the Bank upon retirement, death, disability or voluntary or involuntary termination of service (other than “for cause”), subject to the requirements of Section 409A of the Internal Revenue Code. Accordingly, the SERP obligates the Bank to make a contribution to each executive’s account on the last business day of each calendar year. In addition, the Bank may, but is not required to, make additional discretionary contributions to the executive’s accounts from time to time. All executives currently participating in the SERP are fully vested in the Bank’s contribution to the plan. In the event the executive is terminated involuntarily or resigns for good reason within 24 months following a change in control, the Bank is required to make additional annual contributions equal to the lesser of the contributions required for: (1) three years or (2) the number of years remaining until the executive’s benefit age, subject to potential reduction to avoid an excess parachute payment under Code Section 280G. In the event of the executive’s death, disability or termination within 24 months after a change in control, the executive’s account will be paid in a lump sum to the executive or his beneficiary, as applicable. In the event the executive is entitled to a benefit from the SERP due to retirement or other termination of employment, the benefit will be paid either in a lump sum or in monthly installments for 10 years as detailed in the executive’s participant agreement. James A. Dowd is the only Named Executive Officer who participates in the SERP and has a Defined Contribution Supplemental Retirement Income Agreement.

Executive Deferred Compensation Plan. Pathfinder Bank maintains an Executive Deferred Compensation Plan for a select group of management employees. A participant in the plan is eligible to defer, on a monthly basis, a percentage of compensation received from the Bank, up to $750. The participant’s deferred compensation will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant terminates employment with the Bank or attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of employment within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the participant’s date of disability. Such benefit will commence within 30 days following the date on which the participant is disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

James A. Dowd is the only Named Executive Officer that participates in the Executive Deferred Compensation Plan.

2024 Equity Incentive Plan. The Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”) was approved at our 2024 Annual Meeting. The 2024 Equity Incentive Plan authorized the issuance of up to 300,000 shares of common stock pursuant to grants of stock options, restricted stock, and restricted stock units to our senior executive officers, directors, key management, and other employees. Stock options granted under the plan may vest based on performance measures or time-based criteria, as determined by the Compensation Committee. The exercise price for stock options will be set at the fair market value on the date of the grant, and they will have an exercise period of up to 10 years. Restricted stock and restricted stock units granted to senior executive officers and key employees may also vest based on performance measures or continuous service, with at least 95% of the awards vesting no earlier than one year after the grant date. Dividends on restricted stock awards will be distributed only after the shares vest. In January 2025, a total of 125,000 restricted stock units were granted to senior executive officers to vest at a rate of 25% per year commencing January 31, 2026. There are 175,000 shares remaining available for future issuance under the 2024 Equity Incentive Plan.

2016 Equity Incentive Plan. Upon shareholder approval of the 2024 Equity Incentive Plan, which occurred on June 6, 2024, no additional awards may be granted under Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”). At December 31, 2024, all restricted stock shares were vested under the 2016 Equity Incentive Plan.

Outstanding Equity Awards at Year-End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2024 for the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End
Options Awards
	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Name		(#)	(#)	($)

James A. Dowd	5/6/2016 (1)	15,816	─	11.35	05/06/26

Robert G. Butkowski	5/6/2016 (2)	2,636	─	11.35	05/06/26
	10/28/2020 (3)	1,500	─	10.37	10/28/30

William D. O'Brien	4/1/2016 (4)	8,647	─	10.81	04/01/26
	5/6/2016 (2)	7,908	─	11.35	05/06/26
	10/28/2020 (3)	1,500	─	10.37	10/28/30

(1)
The stock options were granted in May 2016, with an option exercise price of $11.35 per share and vest ratably over seven years, with a maximum expiration date ten years from the date of the grant, or May 2026.
(2)
The stock options were granted in May 2016, with an exercise price of $11.35 per share and vest ratably over five years, with a maximum expiration date ten years from the date of the grant, or May 2026.
(3)
The stock options were granted in October 2020, with an option exercise price of $10.37 per share and vest ratably over three years, with a maximum expiration date ten years from the date of the grant, or October 2030.
(4)
The stock options were granted in April 2016, with an option exercise price of $10.81 per share and vest ratably over five years, with a maximum expiration date ten years from the date of the grant, or April 2026.

Policies and Practices Related to the Grant of Stock Options. The Compensation Committee and the Board of Directors have developed a practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the Company’s insider trading policy. Consequently, the Company does not expect to grant, any stock options to any named executive officers within four business days preceding or one business day after the filing with the SEC of any report on Forms 10-K, 10-Q or 8-K that discloses material non-public information. The Compensation Committee and the Board of Directors do not take material non-public information into account when determining the timing of equity awards and do not time the disclosure of material non-public information in order to impact the value of executive compensation. The Company did not grant any stock options to its executive officers, including the named executive officers, during the year ended December 31, 2024.

Defined Benefit Plan. Pathfinder Bank maintains a tax-qualified noncontributory defined benefit plan (“Retirement Plan”). The Company “froze” the Retirement Plan effective June 30, 2012 (“Plan Freeze Date”). After the Plan Freeze Date, no employee is permitted to commence or recommence participation in the Plan and no further benefits accrue to any plan participants. Employment service after the Plan Freeze Date does continue to be recognized for vesting purposes, however. Prior to the Plan Freeze Date, all salaried employees age 21 or older who worked for the Bank for at least one year and were credited with 1,000 or more hours of employment during the year were eligible to accrue benefits under the Retirement Plan.

At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant’s average monthly compensation for periods after May 1, 2004, through the plan freeze date described above and 2.0% of the participant’s average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant’s years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant’s disability or death. A reduced benefit is payable upon early retirement at or after age 60. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant’s normal retirement date. Benefits are payable in various annuity forms. On December 31, 2024, the market value of the Retirement Plan trust fund was approximately $17.3 million. The Company made no contribution to the defined benefit pension plan during 2024.

Employee Savings Plan. Pathfinder Bank maintains an Employee Savings Plan which is a profit-sharing plan with a “cash or deferred” feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees who have attained age 21 and have completed 90 days of employment during which they worked at least 1,000 hours are eligible to participate.

Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred did not exceed $23,000 for 2024. In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called “catch-up contributions”) to the 401(k) Plan. The “catch-up contributions” may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum “catch-up contribution” that a participant could make in 2024 was $7,500. For these purposes, “compensation” includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Bank), but not in excess of $345,000 for 2024. The Bank generally provides a match of 100% of the first 3% of the participating employees salary, plus 50% of the next 3% of the participating employees salary. All employee contributions and earnings thereon are fully and immediately vested. Employer matching contributions vest at the rate of 20% per year beginning at the end of a participant’s first year of service with the Bank until a participant is 100% vested after five years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service. To partially offset the impact on employees due to the Retirement Plan freeze discussed above, the Company, on January 1, 2013, began making a 3% safe harbor contribution to all eligible participants in addition to the match contributions described above. The employer safe harbor contribution is fully vested at all times.

For the plan year ended December 31, 2024, the Bank made a matching contribution in the amount of $488,000 to the 401(k) Plan. In addition, the Company made a safe harbor contribution in the amount of $392,000 for the 2024 plan year.

Employee Stock Ownership Plan. Pathfinder Bank maintains an employee stock ownership plan (the “ESOP”). Employees who are at least 21 years old with at least one year of employment with the Bank are eligible to participate. On April 6, 2011, the ESOP acquired 125,000 shares of common stock to replenish its ability to make stock contributions to participants’ accounts. The shares were acquired pursuant to a loan obtained from a third-party lender. In connection with the second step conversion and offering, the ESOP purchased an additional 105,442 shares, which equaled 4% of the shares issued in the offering. In connection with such purchase, the ESOP borrowed sufficient funds from the Company to both refinance the remaining outstanding balance on the third-party loan and purchase the additional shares. The Bank makes annual contributions to the ESOP which contributions are used by the ESOP to repay the ESOP loan. At September 30, 2024, the ESOP reached maturity status and the ESOP loan was paid off in full. As of December 31, 2024, all ESOP shares were earned and allocated to participants.

Benefits under the ESOP become vested in an ESOP participant at the rate of 20% per year, starting upon an employee’s completion of one year of credited service, and will be fully vested upon completion of five years of credited service. Participants’ interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants’ termination of employment with the Bank and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

Pay Versus Performance. The following table provides total compensation and compensation actually paid to our principal executive officers ("PEO") and to our named executive officers ("NEOs") for the fiscal years ended December 31, 2024, 2023 and 2022, as well as the Company's total shareholder return ("TSR") and net income.

Pay Versus Performance
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (2)	Compensation Actually Paid to Second PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income (5)
	$	$	$	$	$	$	$	$
2024	N/A	615,069	N/A	615,069	286,157	286,157	108.71	3,383,000
2023	N/A	562,054	N/A	546,300	332,054	267,680	84.93	9,293,000
2022	346,863	507,807	346,873	530,995	329,228	360,833	113.56	12,932,000

(1)
For the fiscal years 2024 and 2023, James A. Dowd was the only PEO for the entire fiscal year. For fiscal year 2022, Thomas Schneider served as PEO until April 14, 2022, and James A. Dowd served as PEO effective April 14, 2022 through the end of the year. Column (a) presents the total compensation from the summary compensation table for Thomas Schneider. Column (b) presents the total compensation from the summary compensation table for James A. Dowd.
(2)
For fiscal year 2022, column (c) presents the compensation actually paid to Thomas Schneider from January 1, 2022 until his resignation on September 7, 2022. Column (d) presents the compensation actually paid to James A. Dowd, following his appointment as Interim President and Chief Executive Officer effective April 15, 2022. These amounts are calculated in accordance with the SEC's disclosure requirements regarding pay versus performance.
(3)
For fiscal year 2024, columns (e) and (f) present the average summary compensation and average compensation actually paid to our Non-PEO NEOs Robert G. Butkowski and William D. O'Brien. For fiscal year 2023 and 2022, columns (e) and (f) present the average summary compensation and average compensation actually paid to our Non-PEO NEOs Ronald Tascarella and Walter F. Rusnak.
(4)
Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, (assuming dividend reinvestment), and the difference between the Company's common share price at the end and the beginning of the measurement period, by the common share price at the beginning of the measurement period.
(5)
Column (h) shows net income as reported on the Company’s consolidated financial statements.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine "Compensation Actually Paid" as shown in the Pay Versus Performance Table. Compensation Actually Paid is calculated by adjusting the Summary Compensation Table totals to include the fair market value of equity awards as of December 31, 2024, 2023 and 2022, or if earlier, the vesting date (rather than the grant date). The following table presents the total equity adjustments that were made to compensation totals for each year to determine the SEC defined compensation actually paid to each PEO and Non-PEO NEOs.

Year	Principal Executive Officers	Summary Compensation Table Total	Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Compensation Actually Paid
		($)	($)	($)	($)	($)
2024	PEO	615,069	─	─	─	615,069
2023	PEO	562,054	─	(15,754)	─	546,300
2022	1st PEO	346,863	─	24,039	(24,029)	346,873
2022	2nd PEO	507,807	9,768	13,420	─	530,995

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Compensation Actually Paid
	($)	($)	($)	($)	($)
2024	286,157	─	─	─	286,157
2023	332,054	─	(64,374)	─	267,680
2022	329,228	3,968	27,637	─	360,833

The relationship between Compensation Actually Paid and the Company's financial performance for the three-year period as shown in the above Pay Versus Performance Table is illustrated in the two following charts which compares the Compensation Actually Paid to the PEOs and the average Compensation Actually Paid to the Non-PEO NEOs versus TSR and Net Income.

C.
DIRECTORS’ COMPENSATION

Each non-employee director receives an annual retainer of $20,000, a meeting fee of $800 for each Board meeting attended and $600 for each committee meeting attended, except for Directors’ Loan Committee fees which are $300 per meeting. The Board Chair receives an additional retainer of $10,100. The Audit Committee Chairman receives an additional retainer of $4,100 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. We paid a total of $434,601 in director fees during the year ended December 31, 2024, which included $46,550 in fees paid to Chris Burritt, Retired Director, who retired from Pathfinder Bancorp, Inc.’s Board of Directors on June 6, 2024, and continued to serve on Pathfinder Bank’s Board of Directors through December 31, 2024.

Set forth below is director compensation for each of our directors for the year ended December 31, 2024.

		Fees earned or paid in cash	Non-qualified deferred compensation earnings (1)	All Other Compensation (2)	Total
Name	Year	($)	($)	($)	($)
Eric Allyn	2024	37,700	─	─	37,700
David A. Ayoub (3)	2024	44,700	7,349	─	52,049
William A. Barclay (4)	2024	47,450	5,018	─	52,468
Chris R. Burritt (5)	2024	46,550	7,307	─	53,857
Meghan Crawford-Hamlin	2024	29,800	─	─	29,800
John P. Funiciello	2024	37,300	7,349	─	44,649
Adam C. Gagas (6)	2024	39,800	─	─	39,800
Melanie Littlejohn (7)	2024	35,700	─	─	35,700
Tony Scavuzzo (8)	2024	35,600	─	─	35,600
John F. Sharkey	2024	39,000	5,212	─	44,213
Lloyd "Buddy" Stemple	2024	41,000	10,501	─	51,501

(1)
The non-qualified deferred compensation earnings represent the above market or preferential earnings on compensation that was deferred by each director to the Trustee Deferred Fee Plan.
(2)
No director received perquisites and any other personal benefits that exceeded, in the aggregate, $10,000.
(3)
Mr. Ayoub has 8,787 outstanding stock options at December 31, 2024.
(4)
Mr. Barclay has 4,500 outstanding stock options at December 31, 2024.
(5)
Mr. Burritt retired from the Board of Pathfinder Bancorp, Inc. on June 6, 2024. He served as a Director on the Board of Pathfinder Bank until December 31, 2024.
(6)
Mr. Gagas has 14,523 outstanding stock options at December 31, 2024.
(7)
Ms. Littlejohn has 8,787 outstanding stock options at December 31, 2024.
(8)
Pursuant to the terms of the Pathfinder SPA, Castle Creek Capital Partners VII, LP (“Fund VII”) has a right to appoint one representative to the Company's board of directors (the “Board”) for so long as Fund VII, together with its respective affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Common Stock (the “Director Appointment Right”). On June 22, 2023, Fund VII delivered a written notice to the Company exercising the Director Appointment Right and indicating that Fund VII intended to designate Tony Scavuzzo, a Managing Principal of Fund VII’s general partner, to serve as Fund VII’s designee on the Board. On June 30, 2023, the Board appointed Mr. Scavuzzo to the Board and to the board of directors of Pathfinder Bank, the Company's bank subsidiary.

Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of Directors. The Committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.

Trustee (Director) Deferred Fee Plan. Pathfinder Bank maintains the Trustee Deferred Fee Plan for members of the Board of Directors of Pathfinder Bank and the Company. A participant in the plan is eligible to defer, on a monthly basis, up to the lesser of (i) $2,000 or (ii) 100% of the monthly fees the participant would be entitled to receive each month. The participant’s deferred fees will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant’s services are terminated or the participant attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of services within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the date of the participant’s disability. Such benefit will commence within 30 days following the date on which the participant is determined to be disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

V.
PROPOSAL 1 - ELECTION OF DIRECTORS

Our bylaws presently allow the Company to fix the number of Directors. The number of Directors of the Company shall be set at eleven. Our bylaws provide that the number of Directors be divided into three classes, as nearly equal in number as reasonably possible, and for approximately one third to be elected each year. Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. We are nominating the following persons for a three-year term: Eric Allyn, Meghan Crawford-Hamlin, Adam C. Gagas, and Melanie Littlejohn.

A.
COMPOSITION OF OUR BOARD

The table below sets forth certain information regarding the composition of the Board of Directors and Director Nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected and each nominee has agreed to serve if elected. Except for the arrangement described above between Mr. Scavuzzo and Castle Creek Partners VII, LP, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name (1)	Age (2)	Position Held	Director Since	Current Term to Expire

Director Nominees for a Three-Year Term
Eric Allyn	61	Director	2022	2025
Meghan Crawford-Hamlin	35	Director	2022	2025
Adam C. Gagas	53	Director	2014	2025
Melanie Littlejohn	60	Director	2016	2025

Directors Continuing in Office
David A. Ayoub	62	Director	2012	2026
William A. Barclay	56	Chairman of the Board	2011	2026
James A. Dowd	57	President, CEO, and Director	2023	2026
John F. Sharkey, III	67	Director	2014	2026
John P. Funiciello	61	Director	2011	2027
Tony Scavuzzo	43	Director	2023	2027
Lloyd "Buddy" Stemple	64	Director	2005	2027

(1)
The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(2)
As of April 11, 2025.

The principal occupation during the past five years of each director, nominee and executive officer, as well as other relevant experience, is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated. None of our directors, nominees or executive officers have been the subject of securities litigation, regulatory enforcement or bankruptcy in the past ten years.

B.
DIRECTOR NOMINEES FOR A THREE-YEAR TERM

Eric Allyn is the former Chairman of the Board of Directors of Welch Allyn, Inc., a company owned by the Allyn Family for 100 years, and sold in the year 2015. Today, he is Managing Member of 50 State LLC, the entity that manages proceeds from the sale of Welch Allyn. In addition, Eric is Chief Investment Officer for 50 State, LLC and serves as Trustee to over 75 Family Trusts. Outside of his work with his family, Eric also serves on the Board of Health Care Originals; serves as LP Advisor to Armory Square Ventures; serves on the Board of Directors of the Allyn Family Foundation, where he has chaired the Investment Committee since 2008, and Red Dragon Ventures, an entity that has invested in Wrexham AFC Football Club, and Wrexham Lager. In addition, Eric is Founder and Managing Partner of two private Investment Funds, which he has managed since 2011. Eric is a past board member at GOJO (makers of Purell), Pharma Tech Industries, Upstate Medical University, Eagle Dream Health, Hand-Held Products, The Gifford Foundation (Investment Committee Chairman), NYS Business Council, and Family Firm Institute (FFI). He also served on the Board of Directors of Auburn Community Hospital (past-Chairman), the Hospital Trustees of New York State (Chairman), and Hospital Association of New York State (HANYS). Eric is a frequent speaker nationally and internationally on the topics of family business governance, family enterprises, philanthropy, and investment management. Eric is a graduate of Dartmouth College, and earned his MBA from University of Virginia (Darden School). Mr. Allyn’s depth of experience in leadership, mergers and acquisitions, and capital markets, along with his prominence and philanthropic work in the Central New York market, will provide diverse experience, knowledge and opportunities for the Company’s governance, business prospects and capital market reach. The Board, therefore, supports his re-election for a three-year term.

Meghan Crawford-Hamlin serves as the President of Institutional Sales at BHG Financial, where she oversees bank partnerships, association relationships and is in charge of sales operations, strategy, and communications. Her national sales team focuses on growing premium revenue and enhancing the B2B experience for all institutions while driving sales strategy and market development. Joining BHG in 2015, Ms. Crawford-Hamlin immediately supervised the company’s most extensive institutional portfolio, managing relationships with hundreds of community banks nationwide, and facilitating the sale of hundreds of millions in financing. Prior to joining BHG Financial, Ms. Crawford-Hamlin served as Director at The Fitch Group Company, managing growth for their largest portfolio of North American clients. Before that, she worked for the technology giant, IAC, an American holding company that owns brands across 100 countries. Ms. Crawford-Hamlin is very active within the banking industry, serving as a member of many state and national bank associations such as the American Bankers Association, as well as the Independent Community Bankers Association. While holding a Bachelor of Arts from Bucknell University, Ms. Crawford-Hamlin also works with Go Red for Women as a Woman of Impact Team Member. Ms. Crawford-Hamlin provides diverse perspectives into generational knowledge, marketing and sales. She has deep banking exposure, direct lending experience, and transformational knowledge in digital banking platform development and implementation. She will play a key role in developing executive strategies in new lending opportunities and in our digital banking development. The Board, therefore, supports her re-election for a three-year term.

Adam C. Gagas is the Chief Investment Officer and Managing Director of Institutional Services at Rockbridge Investment Management, an SEC-registered investment advisor firm in Central New York. His prior investment advisory experience includes founding and leadership roles at Disciplined Capital Management and Breakwall Asset Management. Mr. Gagas was an analyst on teams managing multi-billion dollar portfolios at Skandia Asset Management and Principal Global Investors in New York City. He was awarded an Alfa Fellowship and completed a yearlong professional placement as an institutional investment analyst at Alfa Capital in Moscow, Russia. He is also the owner/operator of Gagas Realty Corporation, a multi-property commercial real estate holding company. In addition, he is an adjunct instructor of Corporate Finance and Portfolio Management in the SUNY Oswego School of Business. Mr. Gagas earned a BA from Hobart College with majors in Economics and Russian Studies, and an MBA with a concentration in Finance from the Leonard N. Stern School of Business at New York University. His extensive community involvement includes having served as the Chairman of the Board of Oswego Health, past chair of that organization’s Audit and Investment committees, as a member of the Executive committee, and President of the Oswego Health Foundation. Currently he serves as a trustee of the Phi Sigma Kappa Foundation and as President of Oswego’s historic Riverside Cemetery. Mr. Gagas’ expertise in finance, particularly of public companies, provides us with valuable insight. The Board, therefore, supports his re-election for a three-year term.

Melanie Littlejohn is currently serving as President and CEO of the Central New York Community Foundation, a position she has held since March 1, 2024. This is a public charity that turns community dollars into community change. Established in 1927, it receives contributions from donors, manages them to grow over time and then distributes funding to address the region’s greatest needs. Prior to joining the Community Foundation, Littlejohn served as vice president of customer & community engagement for National Grid, where she worked for nearly 30 years. In her role at National Grid, Littlejohn led a team responsible for engaging with customers, key community leaders and policy makers across New York State to ensure processes, planning and best practices were delivered consistently. Her focus was to drive customer satisfaction while promoting safety and reliability measures, emergency management services and economic development initiatives. She was also responsible for the design and delivery of the company’s corporate social responsibility program, which aims to support neighborhood revitalization, environmental justice, social equity and workforce development. Prior to starting at National Grid, Littlejohn served as executive director of the Urban League of Onondaga County and manager of international client services for Banker’s Trust Company in the Wall Street District. She received a master’s degree in business administration (MBA) from Syracuse University and earned a bachelor’s degree in liberal arts from the State University of New York at Stony Brook. Littlejohn is active in numerous civic and philanthropic initiatives. She currently serves as co-chair of the Micron Community Engagement Committee, which helps drive the company’s community investment strategy. She is also board trustee and vice chair of Onondaga Community College and serves on the board of CenterState CEO. She has served on 15 nonprofit boards and advisory committees over the course of her career. Littlejohn has received numerous honors in recognition of her civic leadership. Most recently, she was named a 2022 Woman of Prestige from the Yva Jourdan Foundation and she received the 2019 Wisdom Keeper Award from FOCUS Greater Syracuse. She is also recognized for her commitment to mentoring up-and-coming leaders and has served as a student mentor and guest speaker to classes at Syracuse University. Ms. Littlejohn's experience in working with a large public company provides valuable market perspective. The Board, therefore, supports her re-election for a three-year term.

The Board of Directors unanimously recommends a vote “FOR” each nominee.

C.
CONTINUING DIRECTORS

David A. Ayoub is the Partner-in-Charge of the Tax Department at Bowers & Company CPAs, PLLC, where he leads a team dedicated to providing comprehensive tax services. With over three decades of specialized experience in accounting and taxation, Mr. Ayoub plays a pivotal role in consulting on complex corporate mergers and acquisitions, as well as offering expert guidance to start-up businesses navigating early-stage financial challenges. He is deeply involved in overseeing the firm's tax compliance efforts and spearheading technical research, planning, and strategic tax consulting for clients. Mr. Ayoub’s extensive expertise spans a variety of industries, and his proficiency in both business and tax matters enables him to offer valuable insights that drive organizational growth and long-term success. He is a graduate of the prestigious Rochester Institute of Technology, where he earned a Bachelor of Science in Accounting. In addition to being a licensed Certified Public Accountant (CPA) in New York State, Mr. Ayoub is an active member of the American Institute of Certified Public Accountants (AICPA) and the New York State Society of Certified Public Accountants (NYSSCPA).Outside of his professional responsibilities, Mr. Ayoub is a passionate advocate for community service. He has held leadership roles on several nonprofit boards, including the Make-A-Wish Foundation of Central New York, where he served as Past Chair. His commitment to giving back to the community further underscores his leadership and organizational capabilities. Mr. Ayoub’s unique combination of technical expertise, leadership experience, and business acumen makes him a key asset in providing the Board with valuable perspectives on business operations, corporate strategy, and tax-related matters.

William A. Barclay is a graduate of St. Lawrence University and Syracuse University College of Law and is currently an attorney at the Syracuse law firm of Barclay Damon, LLP, where he specializes in business law. Mr. Barclay was elected Chairman of the Board effective June 6, 2024. Mr. Barclay has served on several community organizations throughout his career including the SUNY Oswego College Council, the Rosamond Gifford Zoo at Burnet Park, the Everson Museum of Art, and the Northern Oswego County Health Services, Inc. Mr. Barclay is the Chairman of the Board of Douglaston Manor, Inc. and also serves on the Board of Countryway Insurance Company. In addition to his business and charitable activities, Mr. Barclay serves as Minority Leader in the New York State Assembly. He represents the 120th Assembly District which includes the County of Oswego and parts of Cayuga and Jefferson counties. Mr. Barclay’s in-depth knowledge of the central New York area and his law and business experience provides the Board with a unique and valuable perspective into business and legal issues especially how they relate to the central New York region.

James A. Dowd, CPA presently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Dowd joined Pathfinder Bank in 1994, as Controller and has since held many prominent roles within the organization. In 1999, he was promoted to Chief Financial Officer followed by his additional appointment as Chief Operating Officer in 2017. Most recently, Mr. Dowd held the position of Executive Vice President and Chief Operating Officer until his appointment to Chief Executive Officer in 2022. He has played a significant role in the physical expansion of the Bank into Onondaga County, overall deposit growth, and the Bank’s increased brand recognition and enhanced reputation in its new markets. Mr. Dowd currently serves as a member of the Board of the Oswego County Land Bank and the Oswego Renaissance Association and serves as Vice President of the Board for Riverside Cemetery. In addition, Mr. Dowd spent 13 years in a leadership role with Oswego Harbor Festivals, Inc., including two years as the Festival’s president. Mr. Dowd's thirty years of industry knowledge, coupled with his experience in the finance and operations side of banking, makes him a valuable asset to the Board.

John P. Funiciello is a licensed real estate broker and developer who owns and operates JF Real Estate in Syracuse, NY. Mr. Funiciello began his career in real estate in 1986 as a commercial real estate agent and founded JF Real Estate in 1992. JF Real Estate represents both owners and users of real estate, providing a wide array of skills and services that include brokerage, development, tenant and owner representation, site selection, space planning, building management, and much more. Currently, JF Real Estate represents approximately three million square feet of commercial and residential real estate in the Central New York Region. Mr. Funiciello is a graduate of the State University of New York at Cortland with a degree in Economics and a concentration in Business. He is an active member in the Syracuse community and has served on the Boards of Children’s Consortium and the Samaritan Center. He currently sits on the Board at the North West YMCA. Mr. Funiciello was recognized by the Central New York Business Journal’s 40 Under 40, an honor given to Onondaga County business leaders under the age of 40. Mr. Funiciello’s extensive real estate experience and knowledge of the local real estate market, as well as his insight into managing and overseeing a business, brings valuable expertise to the Board.

Tony Scavuzzo, has been a director of the Company and the Bank since his appointment in June 2023. Mr. Scavuzzo, CFA, has been a Managing Principal of Castle Creek® since 2009. He sits on the Investment Committee for the Castle Creek funds and works with the board of directors at several portfolio companies including McGregor Bancshares, Central Payments LLC, Third Coast Bancshares, Blue Ridge Bankshares, Texas Community Bancshares, Enterprise Financial Services Corp, Guaranty Federal Bancshares, and SouthCrest Financial Group. Mr. Scavuzzo also serves on various board committees regarding governance, compensation, risk, and asset/liability management. Additionally, he is a member of the Investment Committee for Castle Creek Launchpad Fund I, a venture capital fund focused on the intersection of Fintech and Community Banking. Prior to joining the firm, Mr. Scavuzzo worked in an operating role for the Chief Executive Officer at MB Financial Bank (NASDAQ: MBFI) in Chicago where he was responsible for evaluation of merger and acquisition opportunities and capital investment strategy. He also held positions in various departments including corporate treasury, asset/liability management, wealth management, and credit analysis. Mr. Scavuzzo is currently a member of the Board of Trustees for the Dallas Police and Fire Pension System and a member of the CFA Society of Dallas/Fort Worth. He is also a member of The Dallas Petroleum Club. He was formerly Treasurer and member of the Board of Directors for the CFA Society of San Diego and past Chairman of the Finance Committee for the CFA Society of Chicago. Mr. Scavuzzo received his MBA from the University of Chicago Booth School of Business and graduated with a BBA in Finance from the University of Iowa. He is also a CFA Charterholder.

John F. Sharkey, III is President of Universal Metal Works, a custom metal fabrication facility, in Fulton, New York, and the Managing Partner of Universal Properties, LLC. Prior to his role with Universal Metal Works, Mr. Sharkey was President of Universal Joint Sales, a heavy-duty truck parts distributor, headquartered in Syracuse, New York. During his tenure at Universal Joint Sales, the company grew to 13 locations throughout the Northeast and Florida. In 1998, Mr. Sharkey sold Universal Joint Sales to FleetPride. For three years following the sale of the company, Mr. Sharkey acted as FleetPride’s Regional Vice President. Mr. Sharkey is an active member of the Central New York community, serving on boards including Center State CEO, Oswego State Economic Advisory Council, and volunteers as a pilot/crew member for Angel Flight. Mr. Sharkey’s management experience and business knowledge provides a valuable resource and perspective to the Board.

Lloyd “Buddy” Stemple currently serves as the President of the Packaging & Automotive Group of Constellium (NYSE:CSTM) based in Muscle Shoals Alabama serving the Can and Automotive markets. He has held this position since September 2023. Prior to his present position, Mr. Stemple was the Chief Executive Officer of Constellium Rolled Products in Ravenswood, West Virginia, a global supplier of rolled aluminum to the Aerospace and Transportation materials industries and Chief Executive Officer of Oman Aluminum Rolling Company. The Oman Aluminum Rolling Company is a venture supported by the government of Oman which started commercial production of rolled aluminum in late 2013. Prior to his work in Oman, he was the Vice-President and General Manager of Novelis Specialty Products, Novelis Inc., which has manufacturing locations in Oswego, New York, Kingston, Ontario, Canada; and sales offices in Cleveland, Ohio and Detroit, Michigan. Mr. Stemple also serves as a Board and Executive Committee member of the Aluminum Association in Washington, DC. The Association promotes the use of aluminum and all matters impacting the industry. Mr. Stemple has an Engineering Degree, an MBA and a Master's Degree in International Management from McGill University and a Diploma from INSEAD in France. Mr. Stemple’s varied experience in management, strategic planning, human resources, and financial accountability of publicly traded companies is a valuable asset to our Board.

D. EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OR NOMINEES FOR DIRECTOR

Justin K. Bigham, age 51, joined Pathfinder Bank in 2024 as Senior Vice President and Chief Financial Officer of Pathfinder Bancorp and Pathfinder Bank, bringing over 20 years of experience in banking. Before joining Pathfinder Bank, Mr. Bigham spent 5 years at Five Star Bank where he served as Executive Vice President and Chief Financial Officer, then most recently serving as Executive Vice President and Chief Community Banking Officer. Prior to Five Star Bank, Mr. Bigham held several key leadership positions at First Niagara Financial Group and M&T Bank. Earlier in his career, Justin earned his CPA during his time spent at PricewaterhouseCoopers. In his role at Pathfinder Bancorp, Mr. Bigham oversees the treasury, finance, accounting, human resources, and project management functions of the Company.

Robert G. Butkowski, age 49, has been employed by the Bank since 2010 and was appointed to the position of Senior Vice President and Chief Operating Officer in 2024. Mr. Butkowski is responsible for the daily operations of our branch network, which includes branch administration and business services. Prior to this appointment, he served as First Vice President, Branch Administration.

Joseph P. McManus, age 43, serves as the Chief Information Officer at Pathfinder Bank, where he has been instrumental in advancing technology and information systems since joining in 2008. Before his current role, he served as First Vice President and Chief Technology Officer. Prior to his time at Pathfinder Bank, McManus worked as Senior Network Technician at Oswego County National Bank and Senior Information Systems Architect at PCC Information Services. Mr. McManus is responsible for electronic delivery channels, information security and technology platforms.

William D. O’Brien, age 59, has been employed by the Bank since 1999. During his tenure, Mr. O’Brien has held various positions in the Bank including branch manager and commercial lender. Mr. O’Brien served as First Vice President of Credit Administration and was appointed Senior Vice President Chief Risk Officer of the Company and the Bank and the Company's Corporate Secretary in January 2020. Mr. O’Brien is responsible for overseeing the Enterprise Risk Management program, as well as Compliance, BSA/AML, Physical Security and Fraud and Information Security functions.

Joseph F. Serbun, age 64, was appointed to Senior Vice President and Chief Credit Officer in 2024. Mr. Serbun joined Pathfinder Bank in 2023 as Special Assets Manager, bringing with him over 40 years of banking experience. Before retiring in September 2022 as President of Retail Banking at Community Bank, he held several key senior management positions, including Chief Credit Officer, Chief Banking Officer, and President of Retail Banking. His deep understanding of our markets and extensive expertise make him a valuable addition to the team.

Ronald G. Tascarella, age 40, has been employed by the Bank since 2016 and was recently appointed to the position of Senior Vice President and Chief Lending Officer. Mr. Tascarella is responsible for the commercial lending, business banking, and residential lending activities of the Bank. Before this appointment, he served as Lending Sales Manager and Commercial Team Leader. Prior to joining Pathfinder Bank, he was Vice President and Relationship Manager at M&T Bank. Mr. Tascarella serves as a member on the board directors of Operation Oswego County, Inc. and Treasurer of Ronald McDonald House Charities of CNY.

VI.
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for 2025. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Bonadio & Co., LLP, for the year ending December 31, 2025. A representative of Bonadio & Co., LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires. Information regarding our engagement of Bonadio & Co., LLP is set forth below.

In order to ratify the selection of Bonadio & Co., LLP, as our independent registered public accounting firm for 2025, the proposal must receive at least a majority of the votes cast, either at the Annual Meeting or by proxy, in favor of such ratification.

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BONADIO & CO., LLP AS OUR AUDITORS FOR 2025.

A. AUDIT AND RELATED FEES FOR 2024 AND 2023

Our Auditors for 2024 and 2023 were Bonadio & Co., LLP.

Audit Fees

Bonadio & Co., LLP billed us a total of $229,286 in 2024 and $209,230 in 2023, respectively, for:

•
the audit of our 2024 and 2023 annual consolidated financial statements;
•
the audit of our internal control over financial reporting for 2024 and 2023;
•
review of our Annual Report on Form 10-K;
•
review of consolidated financial statements included in Forms 10-Q; and
•
services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit-related fees

Bonadio & Co., LLP billed us a total of $64,800 and $49,000 for 2024 and 2023, respectively, for audit-related fees, which included professional services rendered for the three annual audits of the Company’s employee benefit plans.

Recurring and non-recurring tax services

Bonadio & Co., LLP billed us a total of $46,500 and $58,150 in 2024 and 2023, respectively, for tax fees which included the preparation of state and federal tax returns, calculation of the quarterly tax estimates, and other tax-related consulting.

All Other Fees

There were no other fees charged by Bonadio & Co., LLP in 2024 or 2023.

Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit fees incurred in 2024 and 2023 were pre-approved pursuant to our policy.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2024 did not affect the Auditors’ independence in performing their function as independent registered public accounting firm.

B.
AUDIT COMMITTEE REPORT

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

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Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2024;
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Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Oversight Board and the SEC;
•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committees concerning independence, and has discussed with the independent registered public accounting firm their independence; and
•
Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee appointed Bonadio & Co., LLP as Auditors for 2025, which appointment the shareholders will be asked to ratify at the 2025 Annual Meeting.

This report has been provided by the Audit Committee:

David Ayoub, Eric Allyn, Melanie Littlejohn, and John Sharkey III

VII.
NEXT YEAR

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 24, 2025. Any such proposals shall also be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Under SEC Rule 14a-19, a shareholder intending to engage in a director election contest with respect to Pathfinder Bancorp, Inc.’s annual meeting of shareholders to be held in 2026 must give Pathfinder Bancorp, Inc. notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is April 6, 2026.

In addition to the requirement set forth under SEC Rule 14a-19, our Bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of shareholders. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, Pathfinder Bancorp, Inc.’s Secretary must receive written notice not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to shareholders, such written notice shall be delivered or mailed to and received by the Secretary of Pathfinder Bancorp, Inc. at its principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.

The notice with respect to shareholder proposals that are not nominations for director must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the board of directors of Pathfinder Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act of 1934 or any successor rule or regulation.

The 2026 annual meeting of shareholders is expected to be held May 6, 2026. Advance written notice for certain business, or nominations to the board of directors, to be brought before the next annual meeting must be given to us no earlier than February 5, 2026 and no later than February 15, 2026. If notice is received before February 5, 2026 or after February 15, 2026, it will be considered untimely, and we will not be required to present the matter at the shareholders meeting.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

BY ORDER OF THE BOARD OF DIRECTORS

William D. O’Brien

Secretary

Oswego, New York

April 23, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report to Shareholders, Form 10-K, and Proxy Card are available on the Internet at www.investorvote.com/PBHC. Please have your 15-digit control number in hand when accessing this website. Your shareholder control number can be found on the Notice of Internet Availability of Proxy Materials which is being mailed to shareholders on or about April 23, 2025.

PATHFINDER BANCORP INC. Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on June 4, 2025. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Pathfinder Bancorp, Inc. Shareholder Meeting to be Held on June 5, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our 2025 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at: www.investorvote.com/PBHC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/PBHC. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials -If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for paper copies as instructed on the reverse side on or before May 26, 2025 to facilitate timely delivery. 2NOT 044B1B

Shareholder Meeting Notice Pathfinder Bancorp, Inc.’s Annual Meeting of Shareholders will be held on June 5, 2025 at Lake Ontario Conference and Events Center, 25 East First Street, Oswego, NY 13126, at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 1 and 2: 1. Election of Directors: 01 - Meghan Crawford-Hamlin for a three-year term 02 - Eric Allyn for a three-year term 03 - Adam Gagas for a three-year term 04 - Melanie Littlejohn for a three-year term 2. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PBHC. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Pathfinder Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 26, 2025.

PATHFINDER BANCORP INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.INVESTORVOTE.COM/PBHC. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on June 4, 2025. Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PBHC Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. Election of Directors:01 - Meghan Crawford-Hamlin - for a three-year term For Withhold 02 - Eric Allyn - for a three-year term For Withhold 03 - Adam Gagas - for a three-year term For Withhold 04 - Melanie Littlejohn - for a three-year term For Withhold 2. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025 For Against Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 41BV 044AZE

Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. June 5, 2025 at 10:00 a.m. Eastern Time Lake Ontario Conference and Events Center 25 East First Street, Oswego, New York 13126 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY – PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 5, 2025 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held at Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York 13126 on June 5, 2025 at 10:00 a.m. Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 23, 2025. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE C Non-Voting Items Change of Address — Please print new address below. Comments— Please print your comments below.

PATHFINDER BANCORP INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. 1. Election of Directors: 01 -Meghan Crawford-Hamlin for a three-year term For Withhold 02 -Eric Allyn - for a three-year term For Withhold 03 -Adam Gagas for a three-year term For Withhold 04 -Melanie Littlejohn for a three-year term For Withhold 2. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025 For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 044B0C

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY – PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 5, 2025 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held at Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York 13126 on June 5, 2025 at 10:00 a.m. Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 23, 2025. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PATHFINDER BANCORP INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.INVESTORVOTE.COM/PBHC. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on May 28, 2025. Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PBHC ESOP VOTE AUTHORIZATION FORM IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. 1. Election of Directors: 01 -Meghan Crawford-Hamlin for a three-year term For Withhold 02 -Eric Allyn - for a three-year term For Withhold 03 -Adam Gagas for a three-year term For Withhold 04 -Melanie Littlejohn for a three-year term For Withhold 2. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025 For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1PCF 044B2D

Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. June 5, 2025 at 10:00 a.m. Eastern Time Lake Ontario Conference and Events Center 25 East First Street, Oswego, New York 13126 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 5, 2025 This ESOP Vote Authorization Form is solicited by the ESOP Trustee The ESOP participant signing on the reverse side hereby directs the ESOP Trustee to vote all shares of common stock of Pathfinder Bancorp, Inc. as to which the ESOP participant is entitled to direct the voting at the Annual Meeting of Shareholders (“Annual Meeting”), which will be held at Lake Ontario Conference and Events Center, 25 East First Street, Oswego, New York 13126 on June 5, 2025 at 10:00 a.m. Eastern Time. The ESOP Trustee is authorized to cast all votes with respect to the shares allocated to the ESOP Participant’s account as indicated on the reverse side. THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THE ESOP VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THE ESOP TRUSTEE WILL VOTE ANY SHARES FOR WHICH IT HAS RECEIVED NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM THE PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Please complete, date, sign and mail this ESOP Vote Authorization Form in the enclosed postage-paid envelope. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.